                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officers and directors of Princeton National Bancorp, Inc., a Delaware corporation, do hereby constitute and appoint Tony J. Sorcic and Todd D. Fanning, and each of them, the lawful attorneys and agents or attorney and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement on Form S-8 relating to the Employee Stock Purchase Plan, as amended, approved by the Board of Directors on October 24, 2005. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite his name.

         SIGNATURE                               TITLE                           DATE
-------------------------------     ---------------------------------       ----------------
/s/Tony J. Sorcic
-------------------------------
Tony J. Sorcic                      Chairman, Chief Executive Officer       October 24, 2005
                                    and Director (Principal Executive
                                    Officer)
/s/Craig O. Wesner
-------------------------------
Craig O. Wesner                     Director                                October 24, 2005

/s/Daryl Becker
-------------------------------
Daryl Becker                        Director                                October 24, 2005

/s/Gary C. Bruce
-------------------------------
Gary C. Bruce                       Director                                October 24, 2005

/s/Sharon L. Covert
-------------------------------
Sharon L. Covert                    Director                                October 24, 2005

/s/John R. Ernat
-------------------------------
John R. Ernat                       Director                                October 24, 2005

/s/Donald E. Grubb
-------------------------------
Donald E. Grubb                     Director                                October 24, 2005

/s/Mark Janko
-------------------------------
Mark Janko                          Director                                October 24, 2005

/s/Thomas M. Longman
-------------------------------
Thomas M. Longman                   Director                                October 24, 2005

/s/Willard O. Lee
-------------------------------
Willard O. Lee                      Director                                October 24, 2005

/s/Stephen M. Samet
-------------------------------
Stephen M. Samet                    Director                                October 24, 2005

-------------------------------
Ervin I. Pietsch                    Director                                October 24, 2005

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